                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                   May 1, 2001

                         NORTHWEST AIRLINES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                     0-23642
                            (Commission File Number)

                                   41-1905580
                        (IRS Employer Identification No.)

                  2700 Lone Oak Parkway, Eagan Minnesota 55121
               (Address of Principal Executive Offices) (Zip Code)

                                 (612) 726-2111
              (Registrants' Telephone Number, Including Area Code)

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Item 5.           Other Events
                  ------------

Northwest Airlines Corporation is filing herewith a press release issued on April 18, 2001 as Exhibit 99.1 which is included herein. This press release was issued to report Northwest Airlines Corporation's first quarter 2001 earnings.

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Item 7.           Financial Statements, Pro Forma Financial Information
                  and Exhibits.
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
(c)               Exhibits

99.1              Press Release
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                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       NORTHWEST AIRLINES CORPORATION

                                       By:        /s/ Hiram A. Cox
                                                  -----------------
                                       Name:      Hiram A. Cox
                                       Title:     Senior Vice President &
                                                     Controller

May 1, 2001

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                  EXHIBIT INDEX
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EXHIBIT
NUMBER            DESCRIPTION
------            -------------------
99.1              Press Release
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